__________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT



                       Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  May 30, 1996



                           MORGAN STANLEY GROUP INC.
            (Exact name of registrant as specified in its charter)



         Delaware                     1-9085               13-2838811

(State or other jurisdiction       (Commission           (IRS Employer
of incorporation)                  File Number)          Identification No.)


                    1585 Broadway, New York, New York 10036
          (Address of principal executive offices including zip code)


      Registrant's telephone number, including area code: (212) 761-4000

    ______________________________________________________________________




Item 7(c).  Exhibits

8.12 Tax Opinion of Davis Polk & Wardwell, dated May 30, 1996, relating to the registrant's Equity Linked Notes due May 31, 2000 (linked to the S&P 500 Index), as described in Pricing Supplement No. 7 dated May 16, 1996 to the Prospectus Supplement dated May 1, 1996 and the Prospectus dated May 1, 1996 related to Registration Statement No. 333-01655.



8.13 Tax Opinion of Davis Polk & Wardwell, dated May 30, 1996, relating to the registrant's Equity Linked Notes due May 30, 2001 (linked to the S&P 500 Index), as described in Pricing Supplement No. 8 dated May 16, 1996 to the Prospectus Supplement dated May 1, 1996 and the Prospectus dated May 1, 1996 related to Registration Statement No. 333-01655.



8.14 Tax Opinion of Davis Polk & Wardwell, dated May 30, 1996, relating to the registrant's Equity Linked Notes due May 31, 2000 (linked to the S&P Midcap 400 Index), as described in Amendment No. 1 dated May 30, 1996 to Pricing Supplement No. 9 dated May 16, 1996 to the Prospectus Supplement dated May 1, 1996 and the Prospectus dated May 1, 1996 related to Registration Statement No. 333-01655.



8.15 Tax Opinion of Davis Polk & Wardwell, dated May 30, 1996, relating to the registrant's Equity Linked Notes due May 30, 2001 (linked to the S&P Midcap 400 Index), as described in Amendment No. 1 dated May 30, 1996 to Pricing Supplement No. 10 dated May 16, 1996 to the Prospectus Supplement dated May 1, 1996 and the Prospectus dated May 1, 1996 related to Registration Statement No. 333-01655.


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             MORGAN STANLEY GROUP INC.
                                             Registrant


                                                /s/ Patricia A. Kurtz
                                             ----------------------------
                                             Name:Patricia A. Kurtz
                                             Title:Assistant Secretary


Date:    June 5, 1996



                               Index to Exhibits
                               -----------------

Exhibit No.                      Description
- -----------                      -----------

8.12 Tax Opinion of Davis Polk & Wardwell, dated May 30, 1996, relating to the registrant's
                                 Equity Linked                          Notes
                                 due May 31, 2000 (linked to the S&P 500
                                 Index), as described in Pricing Supplement
                                 No. 7 dated May 16, 1996 to the Prospectus
                                 Supplement dated May 1, 1996 and the
                                 Prospectus dated May 1, 1996 related to
                                 Registration Statement No. 333-01655.



8.13 Tax Opinion of Davis Polk & Wardwell, dated May 30, 1996, relating to the registrant's
                                 Equity Linked                          Notes
                                 due May 30, 2001 (linked to the S&P 500
                                 Index), as described in Pricing Supplement
                                 No. 8 dated May 16, 1996 to the Prospectus
                                 Supplement dated May 1, 1996 and the
                                 Prospectus dated May 1, 1996 related to
                                 Registration Statement No. 333-01655.



8.14 Tax Opinion of Davis Polk & Wardwell, dated May 30, 1996, relating to the registrant's
                                 Equity Linked                          Notes
                                 due May 31, 2000 (linked to the S&P MidCap
                                 400 Index), as described in Amendment No. 1 dated May 30, 1996 to Pricing Supplement No. 9 dated May 16, 1996 to the Prospectus Supplement dated May 1, 1996 and the Prospectus dated May 1, 1996 related to Registration Statement No. 333-01655.



8.15 Tax Opinion of Davis Polk & Wardwell, dated May 30, 1996, relating to the registrant's
                                 Equity Linked                          Notes
                                 due May 30, 2001 (linked to the S&P MidCap
                                 400 Index), as described in Amendment No. 1 dated May 30, 1996 to Pricing Supplement No. 10 dated May 16, 1996 to the Prospectus Supplement dated May 1, 1996 and the Prospectus dated May 1, 1996 related to Registration Statement No. 333-01655.